UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2006

                       CAPITAL ALLIANCE INCOME TRUST LTD.,
             (Exact name of registrant as specified in its charter)

          Delaware                        001-12941              94-3240473
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

      100 Pine Street, Suite 2450,
      San Francisco, California                                  94111
(Address of principal executive offices)                       (Zip Code)

                               (415) 288-9575
            (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Donald R. Looper resigned from the Board of Directors (the "Board") of Capital Alliance Income Trust Ltd. (the "Registrant") effective June 21, 2006, due to a disagreement with the Registrant concerning the effectiveness of a motion addressed by the Board. On June 14, 2006, the Board considered a motion not to renew the Restated Management Agreement, dated December 31, 1996, between the Registrant and Capital Alliance Advisors Inc. (the "Management Agreement") for cause. At the time of the motion, there were six directors on the Board of the Registrant. Three of the directors, including Mr. Looper voted in favor of the motion, whereas three of the directors, who are interested in the matter, voted against it. As a majority of the Board did not vote in favor of the motion, the Registrant, after consultation with its legal counsel concluded that the motion had not passed. Mr. Looper disagreed with this determination, and accordingly tendered his resignation on June 21, 2006. At the date of his resignation, Mr. Looper was a member of the Registrant's Nominating Committee and Audit Committee.

     Mr. Looper resigned pursuant to an e-mail addressed to the Registrant. The text of such e-mail is attached hereto as Exhibit 17.1. Subsequently, Mr. Looper sent a letter of resignation to the Registrant, attached hereto as Exhibit 17.2.

Item 9.01         Financial Statements and Exhibits.

(d)  Exhibits

     Exhibit Number   Document Description
     --------------  -----------------------------------------------------------

     17.1 Text of e-mail, dated June 21, 2006 to the Registrant from Mr. Donald R. Looper

     17.2 Letter of resignation, dated June 21, 2006 to the Registrant from Mr. Donald R. Looper


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CAPITAL ALLIANCE INCOME TRUST LTD.

Date: June 27, 2006                           By /s/ Richard J. Wrensen
                                                 ----------------------
                                                 Richard J. Wrensen
                                                 Chief Financial Officer

                                              By /s/ Thomas B. Swartz
                                                 ---------------------
                                                 Thomas B. Swartz
                                                 Chief Executive Officer



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
                                  EXHIBIT INDEX

Exhibit Number      Document Description
--------------      --------------------

17.1 Text of e-mail, dated June 21, 2006 to the Registrant from Mr. Donald R. Looper

17.2 Letter of resignation, dated June 21, 2006 to the Registrant from Mr. Donald R. Looper



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